Credit Line	12 Months Ended
Dec. 31, 2013
Credit Line [Abstract]
Credit Line
NOTE 6:	CREDIT LINE

On October 21, 2013, the Company entered into a credit line agreement with a U.S. bank, under which the bank provides the Company with a credit line of $7.5 million for a period of one year. As of December 31, 2013, the Company had drawn down an amount of approximately $3.2 million from the credit line, which is subject to interest equal to the Prime Rate in effect from time to time, plus 2.75% per annum; provided that the interest rate in effect on any day shall not be less than 6.0% per annum. In relation to this credit line, the Company is obliged by the bank to comply with certain financial covenants, as defined in the agreement. As of December 31, 2013, the Company was in full compliance with the financial covenants. See also Note 1b regarding the extension of the credit line subsequent to the reporting period.